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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this Amendment No. 1 to the registration statement on Form S-1 of our report dated March 16, 1998, on our audits of the consolidated financial statements of International Integration Incorporated. We also consent to the references to our firm under the captions "Experts" and "Selected Financial Data."


Boston, Massachusetts                             Coopers & Lybrand L.L.P
June 1, 1998